UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 10, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)



             Nevada                       000-26213              83-0401552
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(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)



401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey                   07601
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 10, 2005, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, a wholly-owned subsidiary of the Registrant ("Subcorp") and SuiteSpeed, Inc ("SuiteSpeed") pursuant to which, concurrent with the execution of the Merger Agreement (a) Subcorp merged with and into SuiteSpeed, (b) SuiteSpeed became a wholly-owned subsidiary of the Registrant, (c) the Registrant became obligated to issue a total of 21,450,000 shares of its Common Stock to the former stockholders of SuiteSpeed and (d) the Registrant became obligated to issue a total of 6,183,870 additional shares of its Common Stock to cancel certain indebtedness of SuiteSpeed to its principal stockholder, Michael Wasik.

      Pursuant to the Merger Agreement, Michael Wasik assumed the title of Executive Vice President of the Wireless LAN Division of the Registrant. At the closing, he entered into an employment agreement with a two year term providing for base salary of $150,000 and stock options covering 1,000,000 shares of the registrant's common stock.

      SuiteSpeed is a provider of high-speed wireless Internet access solutions to hotels. Prior to the negotiation of this transaction, there was no material relationship between SuiteSpeed and the Registrant.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      Reference is made to Item 1.01. On August 10, 2005, the Registrant consummated the transactions contemplated by the Merger Agreement, pursuant to which (a) Subcorp merged with and into SuiteSpeed, (b) SuiteSpeed became a wholly-owned subsidiary of the Registrant, (c) the Registrant became obligated to issue a total of 21,450,000 shares of its Common Stock to the former stockholders of SuiteSpeed and (d) the Registrant became obligated to issue a total of 6,183,870 additional shares of its Common Stock to cancel certain indebtedness of SuiteSpeed to its principal stockholder.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      Reference is made to Item 1.01 with respect to the issuance by the Registrant of 21,450,000 shares of the Registrant's common stock to the former stockholders of SuiteSpeed and the issuance by the Registrant of 6,183,870 shares to Suitespeed's principal stockholder in cancellation of indebtedness owed by SuiteSpeed. These shares were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act. There are a total of five persons who will receive shares of the Registrant's common stock pursuant to the Merger Agreement. Holders owning more than 98% of the outstanding SuiteSpeed shares have provided the Registrant with investment representations and the remaining holders will be required to provide such representations when exchanging their SuiteSpeed shares for shares of the Registrant's common stock

      The Registrant will arrange for the certificates representing the securities issued pursuant to the Merger Agreement to be legended and subject to stop transfer restrictions. The Registrant did not engage in any form of general solicitation or general advertising in connection with these issuances.


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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of businesses acquired - to be filed by amendment to this Current Report.

(b) Pro forma financial information - to be filed by amendment to this Current Report.

(c) Exhibits.

      The following  exhibits  have been filed with this Current  Report on Form
      8-K:

      Exhibit 10.1 Agreement and Plan of Merger, dated as of August 10, 2005, by and among RoomLinX, Inc., SS-R Acquisition Corp. and SuiteSpeed, Inc.

      Exhibit 10.2 Employment Agreement, dated as of August 10, 2005, between the Registrant and Michael Wasik

      Exhibit 99.1    Press release dated August 10, 2005.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROOMLINX, INC.


                                            By: /s/ Aaron Dobrinsky
                                                --------------------------------
                                                Name:  Aaron Dobrinsky
                                                Title:  Chief Executive Officer

Dated: August 15, 2005


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

                                  EXHIBIT INDEX


      Exhibit 10.1 Agreement and Plan of Merger, dated as of August 10, 2005, by and among RoomLinX, Inc., SS-R Acquisition Corp. and SuiteSpeed, Inc.

      Exhibit 10.2 Employment Agreement, dated as of August 10, 2005, between the Registrant and Michael Wasik

      Exhibit 99.1    Press release dated August 10, 2005.


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